Exhibit 99.2
FieldPoint Petroleum Corporation
Estimates of
Future Reserves and Revenues
As of January 1, 2010
SEC Guideline Case

Table of Contents

Discussion

Reserve Definitions

Summaries by Reserve Classification

Total Proved
Proved Producing
Proved Behind Pipe
Proved Shut-in
Proved Undeveloped

One-Line Summaries

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Proved Developed Producing
Proved Behind Pipe
Proved Shut-In
Proved Undeveloped

May 8, 2010
Mr. Ray Reaves
FieldPoint Petroleum Corporation
1703 Edelweiss Drive
Cedar Park, Texas 76613

Ref:	FieldPoint Petroleum Corporation
Estimates of Proved Reserves and Revenues
As of January 1, 2010
SEC Guideline Case
Dear Mr. Reaves:
In accordance with your request, we have estimated total proved reserves as of January 1, 2010 to FieldPoint Petroleum Corporation’s interests in selected oil and gas properties located in Louisiana, New Mexico, Oklahoma, Texas and Wyoming.
As presented in this report, we estimate the net reserves and future net revenue to FieldPoint Petroleum Corporation’s interests as follows:
FieldPoint Petroleum Corporation
Total Proved Reserves
As of January 1, 2010

	Proved Developed
		Non-	Proved
SEC Guideline Case	Producing	Producing	Undeveloped	Total Proved
Estimated Future Net Liquids, MBbl	687.60	26.16	220.07	933.83
Estimated Future Net Gas, MMcf	1,927.78	223.54	695.41	2,846.73

Total Future Gross Revenue, M$	45,131.68	2,279.33	16,316.01	63,727.02
Direct Operating Costs, Transportation, and Taxes, M$	18,977.12	568.95	2,098.49	21,644.57

Capital Expenditures, M$	0	129.17	2,945.51	3,074.67
Estimated Future Net Revenue (“FNR”), M$	22,136.86	1,338.22	9,837.53	33,312.62
Discounted FNR at 10%, M$	11,602.90	895.46	5,331.78	17,830.14
Discounted FNR at 15%, M$	9,437.21	753.27	4,139.51	14,329.98
This report conforms to U.S. Security and Exchange Commission (“SEC”) year-end reporting requirements and has been prepared to provide FieldPoint Petroleum Corporation with a projection of estimated remaining reserves and projected future net revenues as of January 1, 2010. It has been prepared in accordance with our understanding of the Securities and Exchange Commission, 17 CFR Parts 210, 211 et al, effective January 1, 2010, requiring adherence to definitions of “Proved” oil and gas reserves. As such, risk factors have not been applied to these estimates. The SEC oil and gas reserve definitions are attached hereto.
Petroleum, Environmental & Regulatory
7500 Rialto Boulevard     Suite 150     Austin, TX 78735     512.480.8800     Fax 512.480.8813     www.pghengineers.com

FieldPoint Petroleum Corporation	March 8, 2010
The oil reserves shown are expressed in barrels where one barrel equals 42 US gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF). The reserve and income quantities attributable to the different reserve classifications that are included herein have not been adjusted to reflect the varying degrees of risk associated with them and thus are not comparable.
Future reserves in this report are based on conventional decline curve analysis. The reserves are expressed as property gross and net reserves. Values for reserves are expressed in terms of future net revenue and present worth of future net revenue. Future net revenue is defined as revenue that will accrue to the appraised interests from the production and sale of the estimated net reserves after deducting production taxes, ad valorem taxes, direct lease operating expenses and capital costs. Neither plug and abandonment costs nor salvage was considered in this evaluation. No estimate of Federal Income Tax has been made in this report. Present worth is defined as the future net revenue discounted at the rate shown per year, compounded monthly.
Prices utilized herein are the average prices of the 12-month period prior to the ending date of the period covered by this report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period. An average oil price of $61.18 per barrel based on the WTI Cushing, Oklahoma SPOT price and an average gas price of $3.87 per Mcf based on the Henry Hub Gas Cash Market Price were used. No price escalations are included in this report as per SEC regulations. Where applicable, transportation costs have been included and adjustments for heating content, premiums and basis differentials have been applied.
Lease operating expenses are used to establish the economic limit of each property in this report and were not escalated. FieldPoint Petroleum Corporation provided these expenses for the Bass Petroleum, Inc. (part of FieldPoint Petroleum Corporation) operated wells and the non-operated wells. FieldPoint removed COPAS operating charges, capital expenditures and ad valorem taxes from the monthly operating expenses. Severance and ad valorem taxes were also applied as a percentage of gross revenue. A property is considered uneconomic when expenses exceed gross revenues.
Information necessary for the preparation of these estimates was obtained from records furnished by FieldPoint Petroleum Corporation and from commercially available data sources. For purposes of this report, the individual well test and production data, as reported by the above sources, were accepted as represented together with all other factual data presented by FieldPoint Petroleum Corporation including the extent and character of the interest evaluated. No field inspection of the properties was performed.
All reserve estimates herein have been performed in accordance with sound engineering principles and generally accepted industry practice. As in all aspects of oil and gas evaluations, there are uncertainties inherent in the interpretation of engineering and geologic data and all conclusions and projections contained herein represent the informed, professional judgment of the undersigned. The reserves may or may not be recovered, and the revenues there from and the cost related thereto could be more or less than the estimated amounts. Estimates of reserves may increase or decrease as a result of future operations, governmental policies, product supply and demand, and also are subject to revision as additional operating history becomes available and as economic conditions change.

FieldPoint Petroleum Corporation	March 8, 2010
The evaluation of potential environmental liability costs from the operation and abandonment of the properties evaluated was beyond the scope of this report. In addition, no evaluation was made to determine the degree of operator compliance with current environmental rules, regulations and reporting requirements. Therefore, no estimate of the potential economic liability, if any, from environmental concerns is included in the projections presented herein.
FieldPoint Petroleum Corporation provided basic well information, operating costs, initial test rates and ownership interests which we have accepted as correct. Historical production data was obtained from public sources such as state regulatory agencies, Lasser Production Data Services and IHS Energy Data Services. Digital, hard copy and other pertinent data relating to the properties evaluated will be retained in our files and will be available for review upon request. We have not inspected or performed well tests on the individual properties in this report.
We do not own an interest in the subject properties. The employment to make this study and the compensation is not contingent on our estimates of reserves and future income for the subject properties.
We appreciate the opportunity to prepare this report. If you have any questions regarding this report or if we can assist in any other way please do not hesitate to call. Thank you again for the opportunity to be of service in this matter.
Sincerely,

Wayman T. Gore, Jr., P.E. President PGH Petroleum & Environmental Engineers, L.L.C.

2190     Federal Register/Vol. 74, No. 9/Wednesday, January 14, 2009/Rules and Regulations
Text of Amendments
List of Subjects
17 CFR Part 210
Accountants, Accounting, Reporting and recordkeeping requirements, Securities.
17 CFR Parts 211, 229 and 249
Reporting and recordkeeping requirements, Securities.
• For the reasons set out in the preamble, title 17, chapter II of the Code of Federal Regulations is amended as follows:
PART 210—FORM AND CONTENT OF AND REQUIREMENTS FOR FINANCIAL STATEMENTS, SECURITIES ACT OF 1933, SECURITIES EXCHANGE ACT OF 1934, PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, INVESTMENT COMPANY ACT OF 1940, INVESTMENT ADVISERS ACT OF 1940, AND ENERGY POLICY AND CONSERVATION ACT OF 1975
• 1. The authority citation for part 210 continues to read as follows:
Authority: 15 U.S.C. 77f, 77g, 77h, 77j, 77s, 77z-2, 77z-3, 77aa(25), 77aa(26), 78c, 78j-1, 78l, 78m, 78n, 78o(d), 78q, 78u-5, 78w(a), 78ll, 78mm, 80a-8, 80a-20, 80a-29, 80a-30, 80a-31, 80a-37(a), 80b-3, 80b-11, 7202 and 7262, unless otherwise noted.
• 2. Amend § 210.4-10 by:
• a. Redesignating the subparagraphs in paragraph (a) as follows:

Old paragraph number	New paragraph number

(a)(1)	(a)(16)
(a)(2)	(a)(22)
(a)(5)	(a)(23)
(a)(6)	(a)(32)
(a)(7)	(a)(21)
(a)(8)	(a)(15)
(a)(9)	(a)(27)
(a)(10)	(a)(13)
(a)(11)	(a)(9)
(a)(12)	(a)(29)
(a)(13)	(a)(30)
(a)(14)	(a)(1)
(a)(15)	(a)(12)
(a)(16)	(a)(7)
(a)(17)	(a)(20)
• b. Removing paragraphs (a)(3) and (a)(4);
• c. Adding new paragraphs (a)(2), (a)(3), (a)(4), (a)(5), (a)(6), (a)(8), (a)(10), (a)(11), (a)(14), (a)(17), (a)(18), (a)(19), (a)(24), (a)(25), (a)(26), (a)(28), (a)(31), and (c)(8);
• d. Revising newly redesignated paragraphs (a)(13), (a)(16), (a)(22), and (a)(30); and
• e. Removing the authority citations following the section.
The additions and revisions read as follows:
§210.4–10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975.
* * * * *
(a) Definitions. * * *
* * * * *
(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:
(i) Same geological formation (but not necessarily in pressure communication with the reservoir of interest);
(ii) Same environment of deposition;
(iii) Similar geological structure; and
(iv) Same drive mechanism.
Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.
(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.
(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.
(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.
(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:
(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and
(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.
* * * * *
(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.
* * * * *
(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.
(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.
* * * * *
(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.
(14) Extension well. An extension well is a well drilled to extend the limits of a known reservoir.
* * * * *
(16) Oil and gas producing activities. (i) Oil and gas producing activities include:
(A) The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;
(B) The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;
(C) The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:
(1) Lifting the oil and gas to the surface; and
(2) Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

Federal Register /Vol. 74, No. 9/Wednesday, January 14, 2009/Rules and Regulations     2191
(D) Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.
Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:
a. The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and
b. In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.
Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.
(ii) Oil and gas producing activities do not include:
(A) Transporting, refining, or marketing oil and gas;
(B) Processing of produced oil, gas or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;
(C) Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or
(D) Production of geothermal steam.
(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.
(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.
(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.
(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.
(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.
(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.
(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.
(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.
(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.
(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.
(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.
(iv) See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.
(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.
* * * * *
(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.
(i) The area of the reservoir considered as proved includes:
(A) The area identified by drilling and limited by fluid contacts, if any, and
(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

2192     Federal Register/Vol. 74, No. 9/Wednesday, January 14, 2009/Rules and Regulations
(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.
(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.
(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:
(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and
(B) The project has been approved for development by all necessary parties and entities, including governmental entities.
(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.
* * * * *
(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.
(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.
(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.
Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

* * * * *
(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.
* * * * *
(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.
(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.
(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.
(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.
(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.
* * * * *
(c) * * *
(8) For purposes of this paragraph (c), the term “current price” shall mean the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.
* * * * *
PART 211—INTERPRETATIONS RELATING TO FINANCIAL REPORTING MATTERS
• 3. Amend Part 211, subpart A, by adding “Modernization of Oil and Gas Reporting,” Release No. FR-78 and the release date of December 31, 2008, to the list of interpretive releases.

Summaries by Reserve Classifications

ECONOMIC SUMMARY PROJECTION

Date: 3/9/2010	9:03:53 AM

Project Name:	FieldPoint Petroleum Corporation	As Of Date: 1/1/2010	Grand Total
Partner:	All Cases	Discount Rate (%): 10.00
Case Type:	GRAND TOTAL CASE	Custom Selection

Cum Oil (Mbbl):	35,358.02
Cum Gas (MMcf):	21,661.73
Cum NGL (Mgal):	0.03

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

2010	251.55	821.76	0.20	70.10	197.77	0.09	57.38	3.45	0.55	4,705.42
2011	381.20	1,203.68	0.19	109.54	373.82	0.08	57.03	4.63	0.55	7,979.00
2012	300.69	914.40	0.18	84.10	256.92	0.08	57.22	4.25	0.55	5,904.38
2013	249.98	737.85	0.17	70.73	198.88	0.07	57.23	4.08	0.55	4,860.37
2014	216.91	629.39	0.16	62.10	168.24	0.07	57.20	3.95	0.55	4,217.10

2015	192.80	552.74	0.16	55.66	147.46	0.07	57.17	3.86	0.55	3,750.80
2016	160.48	782.25	0.15	48.51	153.35	0.06	57.05	3.67	0.55	3,330.27
2017	128.32	638.73	0.14	41.42	132.28	0.06	56.90	3.63	0.55	2,837.12
2018	114.99	502.36	0.13	35.53	110.36	0.06	56.87	3.51	0.55	2,407.74
2019	106.33	431.11	0.13	32.89	99.16	0.06	56.82	3.49	0.55	2,214.71

2020	98.08	378.64	0.12	30.63	90.07	0.05	56.78	3.47	0.55	2,051.99
2021	91.02	341.12	0.12	28.60	82.68	0.05	56.75	3.45	0.55	1,908.59
2022	84.92	311.00	0.11	26.77	76.38	0.05	56.72	3.43	0.55	1,780.64
2023	72.05	274.87	0.10	23.67	68.25	0.05	56.61	3.42	0.55	1,573.70
2024	47.86	253.00	0.10	18.26	63.27	0.04	56.34	3.41	0.55	1,244.70

Rem	417.36	2,078.95	1.26	195.29	627.85	0.54	55.88	3.26	0.55	12,960.50
Total	2,914.53	10,851.86	3.44	933.79	2,846.73	1.49	56.80	3.75	0.55	63,727.02

Ult	38,272.55	32,513.60	3.47

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

2010	64.00	300.32	125.40	2,734.55	0.00	1,359.47	0.00	0.00	185.69	186.91
2011	68.00	502.08	209.17	295.13	0.00	1,406.96	0.00	0.00	5,565.67	4,999.58
2012	63.00	372.98	155.64	0.00	0.00	1,376.93	0.00	0.00	3,998.84	8,125.85
2013	61.00	306.97	127.88	0.00	0.00	1,348.88	0.00	0.00	3,076.63	10,301.47
2014	59.00	266.04	111.06	0.00	0.00	1,331.34	0.00	0.00	2,508.67	11,906.94

2015	56.00	236.50	98.83	0.00	0.00	1,317.21	0.00	0.00	2,098.26	13,122.35
2016	56.00	210.07	87.86	45.00	0.00	1,187.59	0.00	0.00	1,799.74	14,065.25
2017	50.00	177.50	75.13	0.00	0.00	1,004.23	0.00	0.00	1,580.25	14,815.09
2018	45.00	152.50	64.07	0.00	0.00	815.89	0.00	0.00	1,375.28	15,405.75
2019	45.00	140.26	58.95	0.00	0.00	802.85	0.00	0.00	1,212.64	15,877.19

2020	42.00	129.97	54.64	0.00	0.00	789.56	0.00	0.00	1,077.82	16,256.49
2021	41.00	120.82	50.82	0.00	0.00	787.41	0.00	0.00	949.53	16,558.92
2022	41.00	112.67	47.42	0.00	0.00	780.99	0.00	0.00	839.56	16,800.99
2023	39.00	98.92	41.75	0.00	0.00	688.53	0.00	0.00	744.50	16,995.33
2024	34.00	76.89	33.39	0.00	0.00	467.17	0.00	0.00	667.26	17,152.98

Rem.		799.72	348.94	0.00	0.00	6,179.55	0.00	0.00	5,632.29	677.16
Total		4,004.20	1,690.97	3,074.67	0.00	21,644.57	0.00	0.00	33,312.62	17,830.14

		Present Worth Profile (M$)
		PW	5.00	% :	23,316.20
		PW	8.00	% :	19,702.25
Disc. Initial Invest. (M$):	75.874	PW	9.00	% :	18,722.81
ROInvestment (disc/undisc):	236.00 / 396.80	PW	12.00	% :	16,261.49
Years to Payout:	0.03	PW	15.00	% :	14,329.98
Internal ROR (%):	>1000	PW	20.00	% :	11,886.26

TRC Eco Detailed NGL.rpt	1

ECONOMIC SUMMARY PROJECTION

Date: 3/9/2010	9:03:53 AM

Project Name:	FieldPoint Petroleum Corporation	As Of Date: 1/1/2010	Producing Rsv Category
Partner:	All Cases	Discount Rate (%): 10.00
Case Type:	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl):	34,377.38
Cum Gas (MMcf):	20,591.62
Cum NGL (Mgal):	0.03

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

2010	218.21	753.31	0.20	62.57	185.13	0.09	57.14	3.43	0.55	4,210.07
2011	187.30	605.22	0.19	56.52	152.76	0.08	57.07	3.44	0.55	3,751.22
2012	168.08	518.79	0.18	52.07	132.49	0.08	57.03	3.44	0.55	3,425.29
2013	152.33	453.08	0.17	48.12	115.52	0.07	57.00	3.45	0.55	3,141.24
2014	139.15	406.89	0.16	44.70	106.64	0.07	56.96	3.42	0.55	2,910.85

2015	128.16	370.69	0.16	41.60	99.36	0.07	56.93	3.41	0.55	2,706.58
2016	105.03	323.76	0.15	36.75	91.75	0.06	56.79	3.40	0.55	2,399.32
2017	79.98	284.91	0.14	31.41	83.47	0.06	56.60	3.36	0.55	2,058.19
2018	72.06	257.57	0.13	26.83	73.30	0.06	56.56	3.15	0.55	1,748.62
2019	67.77	237.21	0.13	25.23	68.67	0.06	56.52	3.15	0.55	1,642.27

2020	63.12	215.73	0.12	23.81	64.04	0.05	56.50	3.14	0.55	1,546.37
2021	59.32	200.73	0.12	22.51	60.12	0.05	56.48	3.13	0.55	1,459.88
2022	55.97	187.27	0.11	21.28	56.50	0.05	56.47	3.12	0.55	1,378.08
2023	45.84	171.04	0.10	18.79	52.55	0.05	56.36	3.10	0.55	1,222.42
2024	23.68	159.28	0.10	13.81	49.18	0.04	55.95	3.11	0.55	925.15

Rem	227.86	1,573.71	1.26	161.55	536.31	0.54	55.59	3.03	0.55	10,606.11
Total	1,793.86	6,719.20	3.44	687.57	1,927.78	1.49	56.53	3.25	0.55	45,131.68

Ult	36,171.24	27,310.82	3.47

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

2010	59.00	265.69	113.02	0.00	0.00	1,344.42	0.00	0.00	2,486.94	2,370.37
2011	58.00	235.02	99.82	0.00	0.00	1,300.18	0.00	0.00	2,116.20	4,195.62
2012	53.00	213.87	90.71	0.00	0.00	1,265.89	0.00	0.00	1,854.82	5,643.62
2013	51.00	195.58	82.72	0.00	0.00	1,237.85	0.00	0.00	1,625.09	6,791.80
2014	49.00	181.01	76.73	0.00	0.00	1,220.31	0.00	0.00	1,432.81	7,708.22

2015	46.00	168.38	71.41	0.00	0.00	1,206.18	0.00	0.00	1,260.61	8,438.13
2016	45.00	148.23	63.53	0.00	0.00	1,072.92	0.00	0.00	1,114.64	9,022.36
2017	39.00	125.90	54.80	0.00	0.00	887.19	0.00	0.00	990.30	9,492.08
2018	34.00	109.08	46.88	0.00	0.00	698.86	0.00	0.00	893.81	9,875.83
2019	34.00	102.67	44.05	0.00	0.00	685.82	0.00	0.00	809.74	10,190.56

2020	31.00	96.84	41.50	0.00	0.00	672.53	0.00	0.00	735.50	10,449.35
2021	30.00	91.48	39.17	0.00	0.00	670.38	0.00	0.00	658.84	10,659.16
2022	30.00	86.39	36.98	0.00	0.00	663.96	0.00	0.00	590.75	10,829.47
2023	28.00	76.16	32.95	0.00	0.00	582.92	0.00	0.00	530.39	10,967.91
2024	24.00	56.22	25.40	0.00	0.00	362.14	0.00	0.00	481.39	11,081.63

Rem.		655.43	290.08	0.00	0.00	5,105.55	0.00	0.00	4,555.04	521.27
Total		2,807.95	1,209.75	0.00	0.00	18,977.12	0.00	0.00	22,136.86	11,602.90

		Present Worth Profile (M$)
		PW	5.00	% :	15,164.09
		PW	8.00	% :	12,795.59
Disc. Initial Invest. (M$):	0.000	PW	9.00	% :	12,168.65
ROInvestment (disc/undisc):	0.00 / 0.00	PW	12.00	% :	10,621.90
Years to Payout:	0.00	PW	15.00	% :	9,437.21
Internal ROR (%):	0.00	PW	20.00	% :	7,975.10

TRC Eco Detailed NGL.rpt	2

ECONOMIC SUMMARY PROJECTION

Date: 3/9/2010	9:03:53 AM

Project Name:	FieldPoint Petroleum Corporation	As Of Date: 1/1/2010	Behind Pipe Rsv Category
Partner:	All Cases	Discount Rate (%): 10.00
Case Type:	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl):	0.00
Cum Gas (MMcf):	0.00
Cum NGL (Mgal):	0.00

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

2010	10.19	20.39	0.00	1.12	2.24	0.00	58.55	4.63	0.00	76.03
2011	45.01	162.08	0.00	5.71	33.04	0.00	59.10	3.46	0.00	452.06
2012	28.74	115.74	0.00	3.78	25.03	0.00	59.23	3.39	0.00	308.44
2013	20.99	85.16	0.00	2.76	18.48	0.00	59.24	3.38	0.00	226.27
2014	16.55	66.17	0.00	2.17	14.26	0.00	59.22	3.39	0.00	176.82

2015	13.64	53.23	0.00	1.77	11.34	0.00	59.19	3.41	0.00	143.63
2016	11.62	348.45	0.00	1.50	31.77	0.00	59.16	3.05	0.00	185.58
2017	10.06	258.08	0.00	1.29	24.01	0.00	59.13	3.07	0.00	149.78
2018	8.89	159.78	0.00	1.13	15.92	0.00	59.10	3.13	0.00	116.34
2019	7.94	117.52	0.00	1.00	12.16	0.00	59.07	3.17	0.00	97.42

2020	7.13	93.53	0.00	0.89	9.89	0.00	59.04	3.19	0.00	84.11
2021	6.37	77.29	0.00	0.79	8.28	0.00	59.02	3.21	0.00	73.26
2022	5.72	65.86	0.00	0.71	7.09	0.00	59.01	3.23	0.00	64.57
2023	4.80	50.51	0.00	0.53	4.17	0.00	58.58	3.34	0.00	45.04
2024	4.31	44.28	0.00	0.47	3.59	0.00	58.55	3.36	0.00	39.83

Rem	4.92	25.86	0.00	0.54	2.27	0.00	58.55	3.73	0.00	40.15
Total	206.88	1,743.93	0.00	26.16	223.54	0.00	59.09	3.28	0.00	2,279.33

Ult	206.88	1,743.93	0.00

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

2010	1.00	5.51	1.90	17.04	0.00	4.00	0.00	0.00	47.59	43.32
2011	2.00	33.31	14.96	67.13	0.00	34.86	0.00	0.00	301.81	301.96
2012	2.00	22.80	10.67	0.00	0.00	36.00	0.00	0.00	238.97	488.94
2013	2.00	16.73	7.85	0.00	0.00	36.00	0.00	0.00	165.69	606.21
2014	2.00	13.07	6.10	0.00	0.00	36.00	0.00	0.00	121.65	684.13

2015	2.00	10.61	4.91	0.00	0.00	36.00	0.00	0.00	92.11	737.54
2016	3.00	14.22	5.70	45.00	0.00	39.65	0.00	0.00	81.01	779.37
2017	3.00	11.43	4.60	0.00	0.00	42.00	0.00	0.00	91.74	823.01
2018	3.00	8.80	3.62	0.00	0.00	42.00	0.00	0.00	61.92	849.65
2019	3.00	7.33	3.03	0.00	0.00	42.00	0.00	0.00	45.06	867.19

2020	3.00	6.31	2.61	0.00	0.00	42.00	0.00	0.00	33.19	878.89
2021	3.00	5.49	2.26	0.00	0.00	42.00	0.00	0.00	23.51	886.39
2022	3.00	4.83	1.99	0.00	0.00	42.00	0.00	0.00	15.75	890.94
2023	3.00	3.35	1.14	0.00	0.00	30.58	0.00	0.00	9.97	893.55
2024	2.00	2.96	1.00	0.00	0.00	30.00	0.00	0.00	5.88	894.95

Rem.		2.94	1.00	0.00	0.00	33.84	0.00	0.00	2.37	0.51
Total		169.68	73.32	129.17	0.00	568.95	0.00	0.00	1,338.22	895.46

		Present Worth Profile (M$)
		PW 5.00% :	1,083.25
		PW 8.00% :	964.11
Disc. Initial Invest. (M$):	75.874	PW 9.00% :	928.81
ROInvestment (disc/undisc):	12.80 / 16.90	PW 12.00% :	834.01
Years to Payout:	1.06	PW 15.00% :	753.27
Internal ROR (%):	>1000	PW 20.00% :	642.92

TRC Eco Detailed NGL.rpt	81

ECONOMIC SUMMARY PROJECTION

Date: 3/9/2010	9:03:53 AM

Project Name:	FieldPoint Petroleum Corporation	As Of Date: 1/1/2010	Shut-In Rsv Category
Partner:	All Cases	Discount Rate (%): 10.00
Case Type:	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl):	980.64
Cum Gas (MMcf):	1,070.12
Cum NGL(Mgal):	0.00

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Ult	980.64	1,070.12	0.00

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

		Present Worth Profile (M$)
		PW 5.00% :	0.00
		PW 8.00% :	0.00
Disc. Initial Invest. (M$):	0.000	PW 9.00% :	0.00
ROInvestment (disc/undisc):	0.00 / 0.00	PW 12.00% :	0.00
Years to Payout:	0.00	PW 15.00% :	0.00
Internal ROR (%):	0.00	PW 20.00% :	0.00

TRC Eco Detailed NGL.rpt	85

ECONOMIC SUMMARY PROJECTION

Date: 3/9/2010	9:03:53 AM

Project Name:	FieldPoint Petroleum Corporation	As Of Date: 1/1/2010	Undeveloped Rsv Category
Partner:	All Cases	Discount Rate (%): 10.00
Case Type:	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl):	0.00
Cum Gas (MMcf):	0.00
Cum NGL (Mgal):	0.00

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

2010	23.15	48.07	0.00	6.40	10.40	0.00	59.56	3.64	0.00	419.31
2011	148.89	436.37	0.00	47.31	188.02	0.00	56.73	5.81	0.00	3,775.71
2012	103.86	279.86	0.00	28.25	99.40	0.00	57.29	5.56	0.00	2,170.65
2013	76.65	199.61	0.00	19.84	64.88	0.00	57.52	5.42	0.00	1,492.86
2014	61.21	156.34	0.00	15.23	47.34	0.00	57.63	5.31	0.00	1,129.43

2015	51.00	128.82	0.00	12.28	36.77	0.00	57.67	5.23	0.00	900.58
2016	43.84	110.04	0.00	10.26	29.83	0.00	57.68	5.16	0.00	745.37
2017	38.28	95.75	0.00	8.72	24.80	0.00	57.66	5.10	0.00	629.15
2018	34.05	85.02	0.00	7.57	21.14	0.00	57.63	5.05	0.00	542.78
2019	30.62	76.38	0.00	6.66	18.33	0.00	57.60	5.00	0.00	475.02

2020	27.83	69.38	0.00	5.93	16.14	0.00	57.57	4.96	0.00	421.52
2021	25.32	63.10	0.00	5.30	14.28	0.00	57.53	4.93	0.00	375.45
2022	23.23	57.87	0.00	4.79	12.79	0.00	57.49	4.90	0.00	337.98
2023	21.41	53.31	0.00	4.35	11.54	0.00	57.46	4.88	0.00	306.23
2024	19.86	49.43	0.00	3.98	10.50	0.00	57.43	4.86	0.00	279.73

Rem	184.58	479.39	0.00	33.19	89.27	0.00	57.26	4.63	0.00	2,314.25
Total	913.80	2,388.73	0.00	220.07	695.41	0.00	57.37	5.31	0.00	16,316.01

Ult	913.80	2,388.73	0.00

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

2010	4.00	29.12	10.48	2,717.51	0.00	11.04	0.00	0.00	-2,348.84	-2,226.77
2011	8.00	233.75	94.39	228.00	0.00	71.92	0.00	0.00	3,147.65	501.99
2012	8.00	136.31	54.27	0.00	0.00	75.03	0.00	0.00	1,905.05	1,993.28
2013	8.00	94.65	37.32	0.00	0.00	75.03	0.00	0.00	1,285.85	2,903.46
2014	8.00	71.96	28.24	0.00	0.00	75.03	0.00	0.00	954.21	3,514.58

2015	8.00	57.50	22.51	0.00	0.00	75.03	0.00	0.00	745.54	3,946.68
2016	8.00	47.62	18.63	0.00	0.00	75.03	0.00	0.00	604.09	4,263.52
2017	8.00	40.18	15.73	0.00	0.00	75.03	0.00	0.00	498.21	4,500.00
2018	8.00	34.63	13.57	0.00	0.00	75.03	0.00	0.00	419.55	4,680.26
2019	8.00	30.26	11.88	0.00	0.00	75.03	0.00	0.00	357.85	4,819.43

2020	8.00	26.82	10.54	0.00	0.00	75.03	0.00	0.00	309.13	4,928.25
2021	8.00	23.86	9.39	0.00	0.00	75.03	0.00	0.00	267.18	5,013.37
2022	8.00	21.45	8.45	0.00	0.00	75.03	0.00	0.00	233.05	5,080.58
2023	8.00	19.41	7.66	0.00	0.00	75.03	0.00	0.00	204.13	5,133.87
2024	8.00	17.71	6.99	0.00	0.00	75.03	0.00	0.00	179.99	5,176.41

Rem.		141.35	57.86	0.00	0.00	1,040.16	0.00	0.00	1,074.88	155.38
Total		1,026.58	407.90	2,945.51	0.00	2,098.49	0.00	0.00	9,837.53	5,331.78

		Present Worth Profile (M$)
		PW	5.00	% :	7,068.86
		PW	8.00	% :	5,942.55
Disc. Initial Invest. (M$):	0.000	PW	9.00	% :	5,625.35
ROInvestment (disc/undisc):	0.00/0.00	PW	12.00	% :	4,805.57
Years to Payout:	0.00	PW	15.00	% :	4,139.51
Internal ROR (%):	0.00	PW	20.00	% :	3,268.24

TRC Eco Detailed NGL.rpt	100

- One-Line Summary -
Sort by
Reserve Category & Lease Name

Economic One-Liners

3/9/2010	9:05:54 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	&Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

Grand Total	Total	933.83	2,846.73	53,039.62	10,687.41	0.00	27,339.73	3,074.67	33,312.62	17,830.14	50.00

Producing Rsv Category	Total	687.60	1,927.78	38,867.87	6,263.81	0.00	22,994.82	0.00	22,136.86	11,602.90	50.00
APACHE BROMIDE SAND UNIT	P-DP	92.03	0.00	5,306.55	0.00	0.00	4,053.36	0.00	1,253.19	849.59	13.76
ARROWHEAD #1-49	P-DP	13.93	0.00	808.43	0.00	0.00	368.87	0.00	439.57	308.88	13.87
BUCHANAN -L- #03 & #04	P-DP	4.72	25.89	276.11	71.87	0.00	186.10	0.00	161.89	89.16	24.71
BUCHANAN -M- #01	P-DP	1.98	9.53	116.55	26.35	0.00	85.86	0.00	57.04	39.94	13.18
BUCHANAN -P- #01	P-DP	0.94	1.65	55.54	4.40	0.00	25.82	0.00	34.12	28.74	6.42
CARLESTON #01	P-DP	3.26	0.00	191.42	0.00	0.00	123.27	0.00	68.16	41.57	18.84
CARLESTON, HERBERT #03	P-DP	0.98	5.05	57.12	20.21	0.00	52.50	0.00	24.83	19.96	7.50
CHMELAR UNIT -A- #01	P-DP	0.00	9.69	0.00	30.15	0.00	13.50	0.00	16.64	11.56	14.57
CLEMMONS SUNBURST FED. #01	P-DP	5.36	16.38	307.25	81.28	0.00	168.08	0.00	220.44	160.15	12.68
CRONOS FEE #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CUSHMAN #01-28	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CUSHMAN #02-29	P-DP	0.47	78.12	26.99	300.70	0.00	113.64	0.00	214.05	139.78	18.55
ELKHORN #14	P-DP	6.14	0.00	330.20	0.00	0.00	190.60	0.00	139.60	81.92	21.20
ELKHORN A ST #15	P-DP	6.66	0.00	357.85	0.00	0.00	239.62	0.00	118.23	77.23	15.73
FIELDS #04-1	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HERMES FEE #01	P-DP	0.00	12.10	0.00	34.08	0.00	24.50	0.00	9.58	7.24	9.68
HERN #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JENNINGS FED. #01	P-DP	79.29	75.96	4,569.20	222.12	0.00	1,750.29	0.00	3,041.03	1,315.51	43.09
KASPER #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KINNEY ST #38	P-DP	111.52	0.00	5,993.37	0.00	0.00	1,878.63	0.00	4,114.73	1,313.23	50.00
KINNEY ST #38	P-DP	7.07	0.00	379.85	0.00	0.00	152.24	0.00	227.61	140.34	20.71
KORCZAK FED. #01	P-DP	20.20	40.39	1,182.55	186.98	0.00	502.25	0.00	867.28	656.68	15.37
LORENZ #01	P-DP	1.25	0.00	72.81	0.00	0.00	44.39	0.00	28.42	20.42	12.06
LORENZ #03	P-DP	0.32	0.00	19.34	0.00	0.00	17.22	0.00	2.12	1.92	3.03
LORENZ #04	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #06	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #07	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS -A- #03	P-DP	0.43	1.34	26.17	5.25	0.00	6.13	0.00	25.29	14.07	26.57
MARQUIS -B- #04	P-DP	0.29	1.35	17.76	7.72	0.00	7.85	0.00	17.62	10.21	19.70
MCCLINTIC -A- #01	P-DP	3.37	4.35	193.15	4.36	0.00	83.68	0.00	113.83	55.90	32.71
MCCLINTIC, C.A. A-31 #02	P-DP	2.67	1.88	156.25	4.98	0.00	118.19	0.00	43.05	32.07	10.21
MENZEL #01	P-DP	3.02	0.00	179.01	0.00	0.00	133.89	0.00	45.12	34.59	9.09
MERCURY FEE #01	P-DP	0.00	19.62	0.00	56.89	0.00	37.88	0.00	19.01	15.92	6.39
MERSLOVSKY #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner 2.rpt	1

Economic One-Liners

3/9/2010	9:05:54 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	&Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

MOERBE #02	P-DP	0.09	0.43	5.16	1.56	0.00	6.04	0.00	0.68	0.66	1.06
MOERBE #05	P-DP	0.48	3.17	29.43	15.75	0.00	33.41	0.00	11.78	9.48	7.31
MOERBE, VICTOR #01	P-DP	0.91	0.00	51.80	0.00	0.00	43.05	0.00	8.75	7.52	4.83
MOERBE, VICTOR #03	P-DP	0.11	1.57	6.17	7.38	0.00	11.50	0.00	2.06	1.94	1.82
NITSCHE, R.J. #01	P-DP	6.75	5.94	385.57	40.80	0.00	209.57	0.00	216.79	113.20	28.06
NORTH BILBREY 7 FED. #01	P-DP	0.04	440.24	0.82	1,145.95	0.00	488.47	0.00	658.30	309.82	35.78
NORTH BLOCK 12 UNIT	P-DP	170.90	0.00	9,663.88	0.00	0.00	4,740.41	0.00	4,923.47	2,584.00	27.77
PETERS #02	P-DP	0.27	0.00	16.41	0.00	0.00	11.45	0.00	4.96	4.24	5.23
PETERS #05	P-DP	0.53	1.57	32.24	9.63	0.00	33.97	0.00	7.90	6.79	4.82
PETERS #08	P-DP	4.73	14.97	269.34	55.12	0.00	135.72	0.00	188.74	120.14	18.82
PETERS -A- #03	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PETERS -A- #06	P-DP	0.81	2.41	47.22	13.97	0.00	29.99	0.00	31.20	23.96	9.92
PETERS -B- #07	P-DP	1.92	3.93	109.71	24.51	0.00	80.44	0.00	53.78	37.40	13.46
PETERS -C- #09	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
QUINOCO SULIMAR #01	P-DP	44.76	0.00	2,446.32	0.00	0.00	1,122.02	0.00	1,324.30	742.42	24.92
RUSH SPRINGS MEDRANO UNIT	P-DP	46.29	4.31	2,738.76	22.43	0.00	1,989.38	0.00	771.81	635.11	6.57
SHADE LEASE	P-DP	9.46	60.59	515.63	380.80	0.00	699.93	0.00	196.51	155.64	7.86
SOUTH VACUUM 221 - 221	P-DP	0.13	12.53	7.67	37.93	0.00	40.95	0.00	4.64	4.48	1.10
SOUTH VACUUM 275 - 275	P-DP	0.27	43.48	15.46	131.35	0.00	103.30	0.00	43.50	40.27	2.63
SOUTH VACUUM UNIT 353 - 353	P-DP	0.00	953.28	0.00	3,065.76	0.00	1,327.11	0.00	1,738.65	859.78	32.96
SPRETZ -A-#02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SPRETZ #01	P-DP	0.11	0.61	6.01	1.04	0.00	6.83	0.00	0.23	0.22	0.66
STATE OF TEXAS -Z-	P-DP	23.95	0.00	1,383.37	0.00	0.00	1,054.35	0.00	329.02	259.91	7.97
STAUSS #01	P-DP	0.06	56.04	3.52	190.99	0.00	71.26	0.00	123.24	68.71	35.33
STEGLICH #01	P-DP	0.39	0.00	22.90	0.00	0.00	7.71	0.00	15.20	10.39	16.25
STEINBACH #01	P-DP	1.55	8.87	92.92	14.22	0.00	56.39	0.00	50.75	35.17	14.02
STEINBACH #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -A- #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -B- #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -C- #04	P-DP	0.11	0.03	6.47	0.04	0.00	6.13	0.00	0.38	0.36	1.33
STUESSY -D- #05	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -E- #07	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY, HERBERT #03	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY, HERBERT -A- #06	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SUNBURST SPENCE FED. #02	P-DP	0.79	5.31	45.40	26.68	0.00	58.77	0.00	13.31	11.73	4.06
URBAN #01	P-DP	0.43	2.45	24.08	9.77	0.00	24.32	0.00	9.52	7.82	6.62
URBAN #02	P-DP	0.21	1.17	10.79	4.92	0.00	13.72	0.00	1.99	1.85	2.25

TRC Eco One Liner 2.rpt	2

Economic One-Liners

3/9/2010	9:05:54 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	&Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

URBAN #03	P-DP	0.29	0.83	16.70	3.80	0.00	19.34	0.00	1.16	1.09	1.99
VAHRENKAMP #01	P-DP	0.32	0.73	17.44	2.07	0.00	6.47	0.00	13.05	8.10	19.59
WACHSMANN #01	P-DP	0.93	0.00	52.84	0.00	0.00	44.24	0.00	8.60	7.14	6.05
WEISE #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WHISLER #02	P-DP	3.65	0.00	191.76	0.00	0.00	122.71	0.00	69.05	57.01	6.61
WHISLER #42-35	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WILLIAMS, MARY ISABELLA #06A	P-DP	0.47	0.00	28.60	0.00	0.00	17.50	0.00	11.10	9.96	3.66

Behind Pipe Rsv Category	Total	26.16	223.54	1,545.61	733.72	0.00	811.95	129.17	1,338.22	895.46	16.29

KORCZAK FED. #01	P-BP	20.79	41.58	1,217.17	192.45	0.00	508.20	17.04	884.38	615.00	16.29
MERCURY FEE #01	P-BP	0.00	74.60	0.00	216.26	0.00	77.71	45.00	93.55	39.75	15.50
SOUTH VACUUM 221 - 221	P-BP	5.37	107.37	328.44	325.00	0.00	226.03	67.13	360.28	240.71	13.05

Shut-In Rsv Category	Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

DROEMER #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DROEMER #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FISCHER #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HAMFF #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOUSTON, VICTOR -A- #10A	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOUSTON, VICTOR #1A	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KORCZAK FED. #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS -A- #05	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERSLOVSKY #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MILLER #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NITSCHE, R.J. #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SHEARN FED. #03	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SOUTH VACUUM UNIT 352 - 352	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Undeveloped Rsv Category	Total	220.07	695.41	12,626.13	3,689.88	0.00	3,532.97	2,945.51	9,837.53	5,331.78	50.00

BUCHANAN -L- PUD #01	P-UD	8.75	27.99	511.77	77.69	0.00	180.49	150.00	258.96	59.66	50.00
BUCHANAN -M- PUD #01	P-UD	8.41	26.91	495.18	74.40	0.00	149.73	150.00	269.85	59.89	39.57
BUCHANAN -M- PUD #02	P-UD	8.41	26.91	495.18	74.40	0.00	149.73	150.00	269.84	55.13	40.41
FLYING M SOUTH (ABO) PUD #01	P-UD	58.18	101.82	3,559.70	394.05	0.00	469.65	1,099.00	2,385.11	1,153.38	29.29
KORCZAK FED. PUD #1	P-UD	27.27	54.54	1,596.77	252.47	0.00	690.50	340.80	817.94	445.80	22.27
MCCLINTIC -A- PUD #01	P-UD	4.81	8.65	281.35	22.91	0.00	102.29	78.00	123.97	16.92	41.69
QUINOCO SULIMAR PUD #01	P-UD	26.38	10.55	1,441.63	40.83	0.00	497.19	400.00	585.28	95.99	29.16
SHADE PUD #01ST	P-UD	77.86	438.05	4,244.57	2,753.12	0.00	1,293.39	577.71	5,126.59	3,445.02	29.18

TRC Eco One Liner 2.rpt	3

- One-Line Summary -
Sort by Field

Economic One-Liners

3/9/2010	9:06:57 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	&Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

Grand Total	Total	933.83	2,846.73	53,039.62	10,687.41	0.00	27,339.73	3,074.67	33,312.62	17,830.14	50.00
APACHE (BROMIDE) Field
APACHE BROMIDE SAND UNIT	P-DP	92.03	0.00	5,306.55	0.00	0.00	4,053.36	0.00	1,253.19	849.59	13.76

BIG MUDDY (DAKOTA) Field	Total	124.32	0.00	6,681.41	0.00	0.00	2,308.84	0.00	4,372.57	1,472.38	50.00
ELKHORN #14	P-DP	6.14	0.00	330.20	0.00	0.00	190.60	0.00	139.60	81.92	21.20
ELKHORN A ST #15	P-DP	6.66	0.00	357.85	0.00	0.00	239.62	0.00	118.23	77.23	15.73
KINNEY ST #38	P-DP	111.52	0.00	5,993.37	0.00	0.00	1,878.63	0.00	4,114.73	1,313.23	50.00
BIG MUDDY (WALL CREEK) Field
KINNEY ST #38	P-DP	7.07	0.00	379.85	0.00	0.00	152.24	0.00	227.61	140.34	20.71
BILBREY; ATOKA, NORTH (GAS) Field
NORTH BILBREY 7 FED. #01	P-DP	0.04	440.24	0.82	1,145.95	0.00	488.47	0.00	658.30	309.82	35.78
BLOCK 6 Field
STATE OF TEXAS -Z-	P-DP	23.95	0.00	1,383.37	0.00	0.00	1,054.35	0.00	329.02	259.91	7.97

BLOCK A-49 Field	Total	184.84	0.00	10,472.31	0.00	0.00	5,109.28	0.00	5,363.04	2,892.88	27.77
ARROWHEAD #1-49	P-DP	13.93	0.00	808.43	0.00	0.00	368.87	0.00	439.57	308.88	13.87
NORTH BLOCK 12 UNIT	P-DP	170.90	0.00	9,663.88	0.00	0.00	4,740.41	0.00	4,923.47	2,584.00	27.77
CHICKASHA (MEDRANO) Field
RUSH SPRINGS MEDRANO UNIT	P-DP	46.29	4.31	2,738.76	22.43	0.00	1,989.38	0.00	771.81	635.11	6.57

FLYING M SOUTH (ABO) Field	Total	64.33	123.51	3,912.35	502.01	0.00	696.50	1,099.00	2,618.86	1,325.26	29.29
CLEMMONS SUNBURST FED. #01	P-DP	5.36	16.38	307.25	81.28	0.00	168.08	0.00	220.44	160.15	12.68
SUNBURST SPENCE FED. #02	P-DP	0.79	5.31	45.40	26.68	0.00	58.77	0.00	13.31	11.73	4.06
FLYING M SOUTH (ABO) PUD #01	P-UD	58.18	101.82	3,559.70	394.05	0.00	469.65	1,099.00	2,385.11	1,153.38	29.29
FREDDY HUTT (WILCOX) Field
HOUSTON, VICTOR #1A	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

FREDDY HUTT, SOUTH (WILCOX) Field	Total	0.47	0.00	28.60	0.00	0.00	17.50	0.00	11.10	9.96	3.66
WILLIAMS, MARY ISABELLA #06A	P-DP	0.47	0.00	28.60	0.00	0.00	17.50	0.00	11.10	9.96	3.66
HOUSTON, VICTOR -A- #10A	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

GIDDINGS (AUSTIN CHALK-3) Field	Total	87.32	508.33	4,760.20	3,164.07	0.00	2,006.82	577.71	5,339.74	3,612.22	29.18
CHMELAR UNIT -A- #01	P-DP	0.00	9.69	0.00	30.15	0.00	13.50	0.00	16.64	11.56	14.57
SHADE LEASE	P-DP	9.46	60.59	515.63	380.80	0.00	699.93	0.00	196.51	155.64	7.86
SHADE PUD #01ST	P-UD	77.86	438.05	4,244.57	2,753.12	0.00	1,293.39	577.71	5,126.59	3,445.02	29.18

TRC Eco One Liner 2.rpt	1

Economic One-Liners

3/9/2010	9:06:57 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

LONGWOOD (HOSS RA) Field	Total	0.47	78.12	26.99	300.70	0.00	113.64	0.00	214.05	139.78	18.55
CUSHMAN #01-28	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CUSHMAN #02-29	P-DP	0.47	78.12	26.99	300.70	0.00	113.64	0.00	214.05	139.78	18.55
LOVING Field
MERCURY FEE #01	P-BP	0.00	74.60	0.00	216.26	0.00	77.71	45.00	93.55	39.75	15.50

LOVING; MORROW, NORTH (GAS) Field	Total	0.00	31.73	0.00	90.97	0.00	62.39	0.00	28.59	23.17	9.68
CRONOS FEE #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HERMES FEE #01	P-DP	0.00	12.10	0.00	34.08	0.00	24.50	0.00	9.58	7.24	9.68
MERCURY FEE #01	P-DP	0.00	19.62	0.00	56.89	0.00	37.88	0.00	19.01	15.92	6.39

LUSK Field	Total	68.26	136.51	3,996.49	631.91	0.00	1,700.96	357.84	2,569.60	1,717.48	22.27
KORCZAK FED. #01	P-DP	20.20	40.39	1,182.55	186.98	0.00	502.25	0.00	867.28	656.68	15.37
KORCZAK FED. #01	P-BP	20.79	41.58	1,217.17	192.45	0.00	508.20	17.04	884.38	615.00	16.29
KORCZAK FED. #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SHEARN FED. #03	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KORCZAK FED. PUD #1	P-UD	27.27	54.54	1,596.77	252.47	0.00	690.50	340.80	817.94	445.80	22.27
LUSK; BONE SPRING, EAST Field
JENNINGS FED. #01	P-DP	79.29	75.96	4,569.20	222.12	0.00	1,750.29	0.00	3,041.03	1,315.51	43.09
PUTNAM (MISSISSIPPI LIME) Field
FIELDS #04-1	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

SERBIN (TAYLOR SAND) Field	Total	30.50	56.43	1,766.86	237.76	0.00	1,165.55	0.00	839.07	540.23	28.06
CARLESTON #01	P-DP	3.26	0.00	191.42	0.00	0.00	123.27	0.00	68.16	41.57	18.84
CARLESTON, HERBERT #03	P-DP	0.98	5.05	57.12	20.21	0.00	52.50	0.00	24.83	19.96	7.50
HERN #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KASPER #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
LORENZ #01	P-DP	1.25	0.00	72.81	0.00	0.00	44.39	0.00	28.42	20.42	12.06
LORENZ #03	P-DP	0.32	0.00	19.34	0.00	0.00	17.22	0.00	2.12	1.92	3.03
LORENZ #04	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #06	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #07	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS -A- #03	P-DP	0.43	1.34	26.17	5.25	0.00	6.13	0.00	25.29	14.07	26.57
MARQUIS -B- #04	P-DP	0.29	1.35	17.76	7.72	0.00	7.85	0.00	17.62	10.21	19.70
MENZEL #01	P-DP	3.02	0.00	179.01	0.00	0.00	133.89	0.00	45.12	34.59	9.09
MERSLOVSKY #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner 2.rpt	2

Economic One-Liners

3/9/2010	9:06:57 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

MOERBE #02	P-DP	0.09	0.43	5.16	1.56	0.00	6.04	0.00	0.68	0.66	1.06
MOERBE #05	P-DP	0.48	3.17	29.43	15.75	0.00	33.41	0.00	11.78	9.48	7.31
MOERBE, VICTOR #01	P-DP	0.91	0.00	51.80	0.00	0.00	43.05	0.00	8.75	7.52	4.83
MOERBE, VICTOR #03	P-DP	0.11	1.57	6.17	7.38	0.00	11.50	0.00	2.06	1.94	1.82
NITSCHE, R.J. #01	P-DP	6.75	5.94	385.57	40.80	0.00	209.57	0.00	216.79	113.20	28.06
PETERS #02	P-DP	0.27	0.00	16.41	0.00	0.00	11.45	0.00	4.96	4.24	5.23
PETERS #05	P-DP	0.53	1.57	32.24	9.63	0.00	33.97	0.00	7.90	6.79	4.82
PETERS #08	P-DP	4.73	14.97	269.34	55.12	0.00	135.72	0.00	188.74	120.14	18.82
PETERS -A- #03	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PETERS -A- #06	P-DP	0.81	2.41	47.22	13.97	0.00	29.99	0.00	31.20	23.96	9.92
PETERS -B- #07	P-DP	1.92	3.93	109.71	24.51	0.00	80.44	0.00	53.78	37.40	13.46
PETERS -C- #09	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SPRETZ -A- #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SPRETZ #01	P-DP	0.11	0.61	6.01	1.04	0.00	6.83	0.00	0.23	0.22	0.66
STEGLICH #01	P-DP	0.39	0.00	22.90	0.00	0.00	7.71	0.00	15.20	10.39	16.25
STEINBACH #01	P-DP	1.55	8.87	92.92	14.22	0.00	56.39	0.00	50.75	35.17	14.02
STEINBACH #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -A- #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -B- #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -C- #04	P-DP	0.11	0.03	6.47	0.04	0.00	6.13	0.00	0.38	0.36	1.33
STUESSY -D- #05	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -E- #07	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY, HERBERT #03	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY, HERBERT -A- #06	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
URBAN #01	P-DP	0.43	2.45	24.08	9.77	0.00	24.32	0.00	9.52	7.82	6.62
URBAN #02	P-DP	0.21	1.17	10.79	4.92	0.00	13.72	0.00	1.99	1.85	2.25
URBAN #03	P-DP	0.29	0.83	16.70	3.80	0.00	19.34	0.00	1.16	1.09	1.99
VAHRENKAMP #01	P-DP	0.32	0.73	17.44	2.07	0.00	6.47	0.00	13.05	8.10	19.59
WACHSMANN #01	P-DP	0.93	0.00	52.84	0.00	0.00	44.24	0.00	8.60	7.14	6.05
WEISE #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DROEMER #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DROEMER #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FISCHER #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HAMFF #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS -A- #05	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERSLOVSKY #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner 2.rpt	3

Economic One-Liners

3/9/2010	9:06:57 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	&Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

MILLER #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NITSCHE, R.J. #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

SPRABERRY (TREND AREA) Field	Total	44.05	133.75	2,581.07	361.36	0.00	1,081.89	528.00	1,332.54	437.42	50.00
BUCHANAN -L- #03 & #04	P-DP	4.72	25.89	276.11	71.87	0.00	186.10	0.00	161.89	89.16	24.71
BUCHANAN -M- #01	P-DP	1.98	9.53	116.55	26.35	0.00	85.86	0.00	57.04	39.94	13.18
BUCHANAN -P- #01	P-DP	0.94	1.65	55.54	4.40	0.00	25.82	0.00	34.12	28.74	6.42
MCCLINTIC -A- #01	P-DP	3.37	4.35	193.15	4.36	0.00	83.68	0.00	113.83	55.90	32.71
MCCLINTIC, C.A. A-31 #02	P-DP	2.67	1.88	156.25	4.98	0.00	118.19	0.00	43.05	32.07	10.21
BUCHANAN -L- PUD #01	P-UD	8.75	27.99	511.77	77.69	0.00	180.49	150.00	258.96	59.66	50.00
BUCHANAN -M- PUD #01	P-UD	8.41	26.91	495.18	74.40	0.00	149.73	150.00	269.85	59.89	39.57
BUCHANAN -M- PUD #02	P-UD	8.41	26.91	495.18	74.40	0.00	149.73	150.00	269.84	55.13	40.41
MCCLINTIC -A- PUD #01	P-UD	4.81	8.65	281.35	22.91	0.00	102.29	78.00	123.97	16.92	41.69

SULIMAR (QUEEN) Field	Total	71.14	10.55	3,887.95	40.83	0.00	1,619.21	400.00	1,909.58	838.41	29.16
QUINOCO SULIMAR #01	P-DP	44.76	0.00	2,446.32	0.00	0.00	1,122.02	0.00	1,324.30	742.42	24.92
QUINOCO SULIMAR PUD #01	P-UD	26.38	10.55	1,441.63	40.83	0.00	497.19	400.00	585.28	95.99	29.16
TULETA, WEST (12910) Field
STAUSS #01	P-DP	0.06	56.04	3.52	190.99	0.00	71.26	0.00	123.24	68.71	35.33

VACUUM SOUTH Field	Total	5.76	1,116.66	351.56	3,560.04	0.00	1,697.40	67.13	2,147.08	1,145.23	32.96
SOUTH VACUUM 221 - 221	P-DP	0.13	12.53	7.67	37.93	0.00	40.95	0.00	4.64	4.48	1.10
SOUTH VACUUM 275 - 275	P-DP	0.27	43.48	15.46	131.35	0.00	103.30	0.00	43.50	40.27	2.63
SOUTH VACUUM UNIT 353 - 353	P-DP	0.00	953.28	0.00	3,065.76	0.00	1,327.11	0.00	1,738.65	859.78	32.96
SOUTH VACUUM 221 - 221	P-BP	5.37	107.37	328.44	325.00	0.00	226.03	67.13	360.28	240.71	13.05
SOUTH VACUUM UNIT 352-352	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

WHISLER (MINNELUSA) Field	Total	3.65	0.00	191.76	0.00	0.00	122.71	0.00	69.05	57.01	6.61
WHISLER #02	P-DP	3.65	0.00	191.76	0.00	0.00	122.71	0.00	69.05	57.01	6.61
WHISLER #42-35	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner 2.rpt	4

- One-Line Summary -
Value Sort
Sort by
PW10%

Economic One-Liners

3/9/2010	9:07:57 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

Grand Total	Total	933.83	2,846.73	53,039.62	10,687.41	0.00	27,339.73	3,074.67	33,312.62	17,830.14	50.00

SHADE PUD #01ST	P-UD	77.86	438.05	4,244.57	2,753.12	0.00	1,293.39	577.71	5,126.59	3,445.02	29.18
NORTH BLOCK 12 UNIT	P-DP	170.90	0.00	9,663.88	0.00	0.00	4,740.41	0.00	4,923.47	2,584.00	27.77
JENNINGS FED. #01	P-DP	79.29	75.96	4,569.20	222.12	0.00	1,750.29	0.00	3,041.03	1,315.51	43.09
KINNEY ST #38	P-DP	111.52	0.00	5,993.37	0.00	0.00	1,878.63	0.00	4,114.73	1,313.23	50.00
FLYING M SOUTH (ABO) PUD #01	P-UD	58.18	101.82	3,559.70	394.05	0.00	469.65	1,099.00	2,385.11	1,153.38	29.29
SOUTH VACUUM UNIT 353 - 353	P-DP	0.00	953.28	0.00	3,065.76	0.00	1,327.11	0.00	1,738.65	859.78	32.96
APACHE BROMIDE SAND UNIT	P-DP	92.03	0.00	5,306.55	0.00	0.00	4,053.36	0.00	1,253.19	849.59	13.76
QUINOCO SULIMAR #01	P-DP	44.76	0.00	2,446.32	0.00	0.00	1,122.02	0.00	1,324.30	742.42	24.92
KORCZAK FED. #01	P-DP	20.20	40.39	1,182.55	186.98	0.00	502.25	0.00	867.28	656.68	15.37
RUSH SPRINGS MEDRANO UNIT	P-DP	46.29	4.31	2,738.76	22.43	0.00	1,989.38	0.00	771.81	635.11	6.57
KORCZAK FED. #01	P-BP	20.79	41.58	1,217.17	192.45	0.00	508.20	17.04	884.38	615.00	16.29
KORCZAK FED. PUD #1	P-UD	27.27	54.54	1,596.77	252.47	0.00	690.50	340.80	817.94	445.80	22.27
NORTH BILBREY 7 FED. #01	P-DP	0.04	440.24	0.82	1,145.95	0.00	488.47	0.00	658.30	309.82	35.78
ARROWHEAD #1-49	P-DP	13.93	0.00	808.43	0.00	0.00	368.87	0.00	439.57	308.88	13.87
STATE OF TEXAS -Z-	P-DP	23.95	0.00	1,383.37	0.00	0.00	1,054.35	0.00	329.02	259.91	7.97
SOUTH VACUUM 221 - 221	P-BP	5.37	107.37	328.44	325.00	0.00	226.03	67.13	360.28	240.71	13.05
CLEMMONS SUNBURST FED. #01	P-DP	5.36	16.38	307.25	81.28	0.00	168.08	0.00	220.44	160.15	12.68
SHADE LEASE	P-DP	9.46	60.59	515.63	380.80	0.00	699.93	0.00	196.51	155.64	7.86
KINNEY ST #38	P-DP	7.07	0.00	379.85	0.00	0.00	152.24	0.00	227.61	140.34	20.71
CUSHMAN #02-29	P-DP	0.47	78.12	26.99	300.70	0.00	113.64	0.00	214.05	139.78	18.55
PETERS #08	P-DP	4.73	14.97	269.34	55.12	0.00	135.72	0.00	188.74	120.14	18.82
NITSCHE, R.J. #01	P-DP	6.75	5.94	385.57	40.80	0.00	209.57	0.00	216.79	113.20	28.06
QUINOCO SULIMAR PUD #01	P-UD	26.38	10.55	1,441.63	40.83	0.00	497.19	400.00	585.28	95.99	29.16
BUCHANAN -L- #03 & #04	P-DP	4.72	25.89	276.11	71.87	0.00	186.10	0.00	161.89	89.16	24.71
ELKHORN #14	P-DP	6.14	0.00	330.20	0.00	0.00	190.60	0.00	139.60	81.92	21.20
ELKHORN A ST #15	P-DP	6.66	0.00	357.85	0.00	0.00	239.62	0.00	118.23	77.23	15.73
STAUSS #01	P-DP	0.06	56.04	3.52	190.99	0.00	71.26	0.00	123.24	68.71	35.33
BUCHANAN -M- PUD #01	P-UD	8.41	26.91	495.18	74.40	0.00	149.73	150.00	269.85	59.89	39.57
BUCHANAN -L- PUD #01	P-UD	8.75	27.99	511.77	77.69	0.00	180.49	150.00	258.96	59.66	50.00
WHISLER #02	P-DP	3.65	0.00	191.76	0.00	0.00	122.71	0.00	69.05	57.01	6.61
MCCLINTIC -A- #01	P-DP	3.37	4.35	193.15	4.36	0.00	83.68	0.00	113.83	55.90	32.71
BUCHANAN -M- PUD #02	P-UD	8.41	26.91	495.18	74.40	0.00	149.73	150.00	269.84	55.13	40.41
CARLESTON #01	P-DP	3.26	0.00	191.42	0.00	0.00	123.27	0.00	68.16	41.57	18.84
SOUTH VACUUM 275 - 275	P-DP	0.27	43.48	15.46	131.35	0.00	103.30	0.00	43.50	40.27	2.63
BUCHANAN -M- #01	P-DP	1.98	9.53	116.55	26.35	0.00	85.86	0.00	57.04	39.94	13.18
MERCURY FEE #01	P-BP	0.00	74.60	0.00	216.26	0.00	77.71	45.00	93.55	39.75	15.50

TRC Eco One Liner 2.rpt	1

Economic One-Liners

3/9/2010	9:07:57 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)

PETERS -B- #07	P-DP	1.92	3.93	109.71	24.51	0.00	80.44	0.00	53.78	37.40	13.46
STEINBACH #01	P-DP	1.55	8.87	92.92	14.22	0.00	56.39	0.00	50.75	35.17	14.02
MENZEL #01	P-DP	3.02	0.00	179.01	0.00	0.00	133.89	0.00	45.12	34.59	9.09
MCCLINTIC, C.A. A-31 #02	P-DP	2.67	1.88	156.25	4.98	0.00	118.19	0.00	43.05	32.07	10.21
BUCHANAN -P- #01	P-DP	0.94	1.65	55.54	4.40	0.00	25.82	0.00	34.12	28.74	6.42
PETERS -A- #06	P-DP	0.81	2.41	47.22	13.97	0.00	29.99	0.00	31.20	23.96	9.92
LORENZ #01	P-DP	1.25	0.00	72.81	0.00	0.00	44.39	0.00	28.42	20.42	12.06
CARLESTON, HERBERT #03	P-DP	0.98	5.05	57.12	20.21	0.00	52.50	0.00	24.83	19.96	7.50
MCCLINTIC -A- PUD #01	P-UD	4.81	8.65	281.35	22.91	0.00	102.29	78.00	123.97	16.92	41.69
MERCURY FEE #01	P-DP	0.00	19.62	0.00	56.89	0.00	37.88	0.00	19.01	15.92	6.39
MARQUIS -A- #03	P-DP	0.43	1.34	26.17	5.25	0.00	6.13	0.00	25.29	14.07	26.57
SUNBURST SPENCE FED. #02	P-DP	0.79	5.31	45.40	26.68	0.00	58.77	0.00	13.31	11.73	4.06
CHMELAR UNIT -A- #01	P-DP	0.00	9.69	0.00	30.15	0.00	13.50	0.00	16.64	11.56	14.57
STEGLICH #01	P-DP	0.39	0.00	22.90	0.00	0.00	7.71	0.00	15.20	10.39	16.25
MARQUIS -B- #04	P-DP	0.29	1.35	17.76	7.72	0.00	7.85	0.00	17.62	10.21	19.70
WILLIAMS, MARY ISABELLA #06A	P-DP	0.47	0.00	28.60	0.00	0.00	17.50	0.00	11.10	9.96	3.66
MOERBE #05	P-DP	0.48	3.17	29.43	15.75	0.00	33.41	0.00	11.78	9.48	7.31
VAHRENKAMP #01	P-DP	0.32	0.73	17.44	2.07	0.00	6.47	0.00	13.05	8.10	19.59
URBAN #01	P-DP	0.43	2.45	24.08	9.77	0.00	24.32	0.00	9.52	7.82	6.62
MOERBE, VICTOR #01	P-DP	0.91	0.00	51.80	0.00	0.00	43.05	0.00	8.75	7.52	4.83
HERMES FEE #01	P-DP	0.00	12.10	0.00	34.08	0.00	24.50	0.00	9.58	7.24	9.68
WACHSMANN #01	P-DP	0.93	0.00	52.84	0.00	0.00	44.24	0.00	8.60	7.14	6.05
PETERS #05	P-DP	0.53	1.57	32.24	9.63	0.00	33.97	0.00	7.90	6.79	4.82
SOUTH VACUUM 221 - 221	P-DP	0.13	12.53	7.67	37.93	0.00	40.95	0.00	4.64	4.48	1.10
PETERS #02	P-DP	0.27	0.00	16.41	0.00	0.00	11.45	0.00	4.96	4.24	5.23
MOERBE, VICTOR #03	P-DP	0.11	1.57	6.17	7.38	0.00	11.50	0.00	2.06	1.94	1.82
LORENZ #03	P-DP	0.32	0.00	19.34	0.00	0.00	17.22	0.00	2.12	1.92	3.03
URBAN #02	P-DP	0.21	1.17	10.79	4.92	0.00	13.72	0.00	1.99	1.85	2.25
URBAN #03	P-DP	0.29	0.83	16.70	3.80	0.00	19.34	0.00	1.16	1.09	1.99
MOERBE #02	P-DP	0.09	0.43	5.16	1.56	0.00	6.04	0.00	0.68	0.66	1.06
STUESSY -C- #04	P-DP	0.11	0.03	6.47	0.04	0.00	6.13	0.00	0.38	0.36	1.33
SPRETZ #01	P-DP	0.11	0.61	6.01	1.04	0.00	6.83	0.00	0.23	0.22	0.66
CRONOS FEE #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CUSHMAN #01-28	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DROEMER #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DROEMER #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FIELDS #04-1	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner 2.rpt	2

Economic One-Liners

3/9/2010	9:07:57 AM

Project Name:	FieldPoint Petroleum Corporation	As of Date: 1/1/2010
Ownership Group:	All Cases

		Net Reserves		Net Revenue
		Oil, Cond,		Oil, Cond,			Expense		Cash Flow
Lease Name		NGL	Gas	NGL	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%	Life
Risked / UnRisked	Reserve Category	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(years)
FISCHER #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HAMFF #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HERN #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOUSTON, VICTOR -A- #10A	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOUSTON, VICTOR #1A	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KASPER #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KORCZAK FED. #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
LORENZ #04	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #06	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #07	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS -A- #05	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERSLOVSKY #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERSLOVSKY #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MILLER #01	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NITSCHE, R.J. #02	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PETERS -A- #03	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PETERS -C- #09	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SHEARN FED. #03	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SOUTH VACUUM UNIT 352 - 352	P-SI	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SPRETZ -A- #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STEINBACH #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -A- #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -B- #02	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -D- #05	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY -E- #07	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY, HERBERT #03	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STUESSY, HERBERT -A- #06	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WEISE #01	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WHISLER #42-35	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner 2.rpt	3

PGH Petroleum & Environmental Engineers, L.L.C. (“PGH”) prepared the Estimate of Proved Reserves and Revenue as of January 1, 2010 for Fieldpoint Petroleum Corporation (“Fieldpoint”) in accordance with the Standard Board and Rules 4-10(a) (1)-(32) of Regulation S-X and Rules 302(b), 1201, 1202(a) (1), (2), (3), (4), (8), and 1203(a) of Regulations S-K of the Securities and Exchange Commission; provided, however, federal income tax has not been taken into account in estimating future net revenue and discounted future net revenue set forth in the report.
PGH is an independent petroleum engineering consulting firm that has been providing petroleum consulting services throughout the United States for over 15 years. PGH does not have any financial interest including stock ownership, in FieldPoint. Our fees were not contingent on the results of our evaluation. This letter report has been prepared at the request of FieldPoint and should not be used for purposes other than those for which it is intended. PGH has used standard and well recognized methods in the oil and gas industry in preparing this report.
Respectfully Submitted,
PGH Petroleum & Environmental Engineers, L.L.C.
Texas Engineering Registration No. F-9137
CERTIFICATE OF QUALIFICATION
I, Wayman T. Gore, Jr., P.E., with PGH Petroleum & Environmental Engineers, L.L.C. (“PGH”), 7500 Rialto Blvd., Suite 150 Austin, Texas, 78735 U.S.A., hereby certify:
1.	I am President of PGH, the engineering firm that prepared the above referenced report for Fieldpoint Petroleum Corporation dated March 8, 2010.

2.	As President of PGH, I was responsible for the preparation of this report.

3.	I am a graduate of The University of Texas at Austin. I obtained a Bachelor of Science degree in Petroleum Engineering in May 1980. I am a Licensed Professional Engineer in the State of Texas. My license number is 56682. I am a member of the Society of Petroleum Engineers, the Society of Petroleum Evaluation Engineers, the Society of Petrophysicists and Well Log Analysts and the American Association of Petroleum Geologists. I have in excess of 29 years of experience as a petroleum engineer in the oil and gas industry performing reservoir studies and oil and gas reserve evaluations.

/s/ Wayman T. Gore, Jr.
Wayman T. Gore, Jr., P.E.
Texas Engineering License No. 56682 President PGH Petroleum & Environmental Engineers, L.L.C.